SCHEDULE 14A
                                (Rule 14a-101)
                   Information Required in Proxy Statement
                           Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]     Filed by a Party other than the Registrant [ ]
-------------------------------------------------------------------------------
Check the appropriate box:
[ ] Preliminary Proxy Statement              [  ] Confidential for use of
                                                  the Commission Only
                                                  (as permitted by
                                                  Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    The New America High Income Fund, Inc.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid: $125
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:
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

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                         10 Winthrop Square, Fifth Floor
                           Boston, Massachusetts 02110

                                                                 March 8, 1996

Dear Stockholder:

   You are cordially invited to attend the 1996 Annual Meeting of Stockholders of The New America High Income Fund, Inc. (the "Fund") to be held at the Goodwin, Procter & Hoar, LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Wednesday, April 24, 1996 at 2:00 p.m.

   We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                        Sincerely,

                                        /s/ Robert F. Birch

                                        Robert F. Birch
                                        President

                                  IMPORTANT

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

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


                    THE NEW AMERICA HIGH INCOME FUND, INC.
                                 -----------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On Wednesday, April 24, 1996
                                 -----------

   The Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Goodwin, Procter & Hoar, LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts, on Wednesday, April 24, 1996 at 2:00 p.m., for the following purposes:

   1. To elect six Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A and Series B Auction Term Preferred Stock (collectively, the "Auction Term Preferred Stock"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's Auction Term Preferred Stock, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

   2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1996.

   3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

   The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

   The close of business on March 1, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

   YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY.

                                        By Order of the Board of Directors

                                        Richard E. Floor
                                        Secretary

March 8, 1996
Boston, Massachusetts

                                    [BLANK]

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                       10 Winthrop Square, Fifth Floor
                         Boston, Massachusetts 02110
                                (617) 350-8610
                                 -----------
                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 24, 1996
                                 -----------

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Goodwin, Procter & Hoar, LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts on Wednesday, April 24, 1996 at 2:00 p.m. and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 8, 1996.

   This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 8, 1996. The Board of Directors has fixed the close of business on March 1, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 35,182,525 shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding and 2,000 shares of the Fund's Auction Term Preferred Stock, $1.00 par value per share, liquidation preference $50,000 per share, were issued and outstanding, consisting of 1,200 shares of Series A Auction Term Preferred Stock and 800 shares of Series B Auction Term Preferred Stock (collectively, the "ATP"). Each outstanding share of Common Stock and each share of ATP is entitled to one vote on all matters submitted to stockholders of the relevant class or classes. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 1, 1996.

   If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instruction marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) for the election of the applicable nominees named herein as Directors of the Fund,
(2) for the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1996, and (3) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposals One and Two. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. Holders of Common Stock should sign and return the white proxy. Holders of ATP should sign and return the yellow proxy.

   In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

   In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $10,000, would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

   The Annual Report of the Fund for the year ended December 31, 1995, including financial statements, has been mailed to stockholders of record at the close of business on that date, and to persons who were stockholders of record at the close of business on March 1, 1996. If you did not receive the Annual Report or if you would like to request another copy you may call the Fund collect at 617-350-8610.

                            THE INVESTMENT ADVISER
                         AND ADMINISTRATIVE SERVICES

   Wellington Management Company, with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                 PROPOSAL ONE

                            ELECTION OF DIRECTORS

   The stockholders of the Fund are being asked to elect the following six nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The six nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

   Under the terms of the Charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose both series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Charter further provides for the election of the other four nominees named below by the holders of the Common Stock and the holders of both series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

   The nominees for election to the Board of Directors are as follows:

                                                                   Number of
                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                                                    Owned at
                               Position(s)            Director    February 1,
          Name                with the Fund      Age     Since    1996 (1) (2)
-----------------------     -------------------  ---  --------   ------------
Preferred Stock
  Nominees
-----------------------
Joseph L. Bower                 Director          57     1988            0
Bernard J. Korman               Director          64     1987      153,604
Common Stock Nominees
-----------------------
Robert F. Birch*                Director and
                               President          60     1992       35,000
Richard E. Floor*               Director and
                               Secretary          55     1987        4,800 (3)
Franco Modigliani               Director          77     1988            0
Ernest E. Monrad                Director          65     1988       41,902 (4)

  * Messrs. Birch and Floor are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Birch is the President of the Fund. Mr. Floor is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin, Procter & Hoar, LLP, counsel to the Fund.

(1) The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded to the nearest whole share.

(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.

(3) The shares indicated are owned by the Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.

(4) Includes 30,785 shares owned by Mr. Monrad's spouse and 2,100 shares held by an estate for which he is executor. Mr. Monrad disclaims beneficial ownership of all shares held by his spouse and all shares held by the estate.

   As of February 1, 1996, all of the executive officers and Directors of the Fund as a group (seven persons) beneficially owned 239,093 shares of Common Stock, or less than 1% of the outstanding shares of Common Stock. No officer or Director of the Fund owns shares of the Fund's ATP.

Preferred Stock Nominees

  Joseph L. Bower has been associated with the Harvard Business School as a professor since 1963, as Donald K. David Professor of Business Administration since 1986, and as Chairman of the Doctoral Programs since 1990. Mr. Bower has also been a member and research fellow at the Institute of Politics since 1966 and a faculty member of the Kennedy School of Government since 1969. He is a director of Anika Research, Inc., Sonesta International Hotels Corporation and Brown Group, Inc., and is a general partner of ML-Lee Acquisition Fund, L.P.

  Bernard J. Korman is Chairman of the Boards of Directors of NutraMax Products, Inc. (consumer healthcare products) and PCI Services, Inc. (pharmaceutical packaging services) and is a Director of Mental Health Management, Inc. (behavioral health management services), The Pep Boys, Inc. (automotive supplies), Today's Man, Inc. (retail men's clothing sales), Omega Healthcare Investors, Inc. (real estate investment trust) and InnoServ Technologies, Inc. (medical equipment support services). Mr. Korman served as President and Chief Executive Officer from 1980 to October 1995 and a Director from 1980 to January 1996 of MEDIQ Incorporated (healthcare services).

Common Stock Nominees

  Robert F. Birch is a private investor. Mr. Birch served as Chairman and Chief Executive Officer of Memtek Corporation, a manufacturer of capital equipment utilized in the treatment of liquid toxic waste, from 1990 to July 1991, and was associated with Finn Wishengrad Warnke & Gayton, a consulting firm specializing in work-outs of financially distressed companies, from 1988 through 1989. Prior to that time, Mr. Birch was President and Chief Executive Officer of Gardner and Preston Moss, Inc., a Boston-based investment management firm.

  Richard E. Floor has been a partner with the law firm of Goodwin, Procter & Hoar, LLP, Boston, Massachusetts, since 1975 (individually and through his professional corporation). Mr. Floor also serves as a director of Town & Country Corporation.

  Franco Modigliani has been Professor of Finance and Economics from 1962 to 1970, Institute Professor from 1970 to 1988, and Professor Emeritus since 1988, at the Massachusetts Institute of Technology. Mr. Modigliani is a member of the National Academy of Sciences, the American Academy of Arts and Sciences, and the Academia dei Lincei. In 1985 he was awarded the James Killian, Jr. Faculty Achievement Award from MIT and the Alfred Nobel Memorial Prize in Economic Sciences. He is an Honorary President of the International Economic Association and a former President of the American Economic Association, the American Finance Association and the Econometric Society. He also has served as a consultant to the Federal Reserve System, the U.S. Treasury Department and a number of European banks.

Ernest E. Monrad has been a Trustee since 1960 and Chairman of the Trustees since 1969 of Northeast Investors Trust, and the Chairman and Assistant Treasurer and a director since 1981 of Northeast Investors Growth Fund. Mr. Monrad also serves as a vice president and director of Guild, Monrad & Oates, Inc., a registered investment adviser, and is a director of Century Shares Trust and Furman Lumber, Inc.

  During the year ended December 31, 1995, the Directors of the Fund met five times. During such year each Director attended at least 75% of the meetings held by the Board. The Board of Directors has one committee, an Audit Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee is presently comprised of Messrs. Bower, Korman, Modigliani and Monrad. The Audit Committee met one time in 1995, with each member attending such meeting. The Board of Directors does not have any standing nominating committee or compensation committee.

Executive Officer

  Ellen E. Terry, Vice President and Treasurer of the Fund, is the only executive officer of the Fund not named in the table above. Ms. Terry, age 36, served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. From 1987 through February 1992, Ms. Terry was employed by Ostrander Capital Management, L.P., a former investment adviser of the Fund. Prior to joining Ostrander Capital Management, Ms. Terry was employed by Fidelity Investments.

Litigation

  On January 8, 1992, the United States District Court for the District of Massachusetts dismissed, in their entirety, four separate actions filed in each case against the Fund, its investment advisor, certain of its officers, it directors, and certain other parties. The actions purported to be class actions on behalf of the named plaintiffs and other persons allegedly similarly situated who purchased Common Stock of the Fund within a specified period. The actions alleged that the Fund and the other defendants, including the Fund's underwriters, in connection with its February 1988 public offering, violated certain federal securities laws by reason of their alleged failure to adequately disclose material facts in the Fund's prospectus and/or other documents published by the Fund. Plaintiffs were granted leave to amend their complaint limited to certain disclosure obligations under the Securities Act of 1933, and did so. All of the defendants, including the Fund, jointly moved for summary judgment on July 8, 1992. By memorandum and order dated August 26, 1993, the court granted the defendants' motion for summary judgment in favor of all defendants on all claims and entered judgment for defendants on August 27, 1993, and the plaintiffs appealed. On September 28, 1994, the United States Court of Appeals for the First Circuit issued an opinion affirming the decision of the district court in part and reversing it in part. The court held that the district court properly entered summary judgment for the defendants as to all disclosure issues except one. It reversed the district court's decision with respect to that one issue and remanded the case for further proceedings. The one remaining issue is whether it was misleading to purchasers in the initial public offering for the original prospectus to include certain statistics regarding the average performance of the high yield bond market for a ten year period without also including different statistic, alleged by the plaintiffs to exist and to be material, for the six year period prior to the offering.

  On November 16, 1995, the parties executed a Stipulation and Agreement of Compromise, Settlement and Release providing for the settlement of the action. Pursuant to the parties' agreement, the defendants will create a Settlement Fund amounting in the aggregate to $2,500,000 for distribution, after deduction of certain fees and expenses, to a class consisting of all persons who purchased shares of the Fund's

Common Stock between February 19, 1988 and March 26, 1990, other than the defendants. The Fund will contribute $1,250,000 to the Settlement Fund, and the balance will be contributed by certain of the underwriters of the Fund's initial public offering. In addition, the Fund will contribute $7,500 to a Notice and Administration Fund, to be used for mailing notice to class members and other administrative purposes. The settlement is subject to the approval of the Court, which has set April 1, 1996 as the date for a hearing at which it will consider final approval of the settlement.

  If the settlement is approved by the Court and becomes effective in accordance with its terms, the Fund will also release, and receive a reciprocal release from, the other defendants to the litigation.

Remuneration of Directors

  The Fund pays each Director a fee of $20,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per telephonic Directors' meeting in which the Director participates, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch received a fee of $40,000 for his services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1995, and currently receives an annual retainer of $40,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1995 aggregate remuneration of $182,000. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended in 1995.

                                      Pension or
                                      Retirement
                                       Benefits      Estimated
                                      Accrued as       Annual
       Name of           Aggregate      Part of       Benefits         Total
      Director         Compensation      Fund           Upon       Compensation
     or Officer          from Fund     Expenses      Retirement      from Fund
 --------------------    ----------    ----------    -----------   ------------
Robert F. Birch           $69,000        none           none          $69,000*
Joseph L. Bower           $33,000        none           none          $33,000
Richard E. Floor          $28,000        none           none          $28,000
Bernard J. Korman         $31,000        none           none          $31,000
Franco Modigliani         $28,000        none           none          $28,000
Ernest E. Monrad          $33,000        none           none          $33,000
Ellen E. Terry            $85,000        none           none          $85,000

*Of this amount, $40,000 was paid for service as President and $29,000 was paid for service as a Director.

  The Board of Directors recommends that stockholders vote FOR the election of the six nominees to the Fund's Board of Directors.

                                 PROPOSAL TWO

         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the year ending December 31, 1996. Stockholders are being asked to ratify the selection of Arthur Andersen LLP to perform audit services for the Fund.

   Arthur Andersen LLP has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen LLP consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax and certain compliance matters on behalf of the Fund.

   Arthur Andersen LLP is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.

   The Board of Directors, including those Directors who are not interested persons of the Fund, recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1996.

                                OTHER MATTERS

   The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                            STOCKHOLDER PROPOSALS

   Any proposals of stockholders that are intended to be presented at the Fund's 1997 Annual Meeting of Stockholders must be received at the Fund's principal offices no later than November 8, 1996 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

Boston, Massachusetts
March 8, 1996

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                  Annual Meeting of Stockholders April 24, 1996
                 Proxy Solicited on Behalf of Board of Directors

The undersigned holder of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F.
BIRCH AND RICHARD E. FLOOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Goodwin, Procter & Hoar, LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Wednesday, April 24, 1996 at 2:00 P.M., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

        PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

[X] PLEASE MARK VOTES                                                     ]
    AS IN THIS EXAMPLE
                                              With-   For All
                                       For    hold    Except
1.) Election as Directors of all the   [  ]   [  ]    [  ]
    Nominees below.
                       Robert F. Birch, Richard E. Floor,
                    Franco Modigliani, and Ernest E. Monrad

    (Instructions: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name.)


                                               For    Against    Abstain
2.) With respect to the proposal to ratify the [  ]   [  ]       [  ]
    selection of Arthur Andersen LLP as
    independent public accountants of the
    Fund for the year ending December 31,
    1996.

3.) In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.




Please be sure to sign and date this Proxy.      Date


  Shareholder sign here                      Co-owner sign here


Mark box at right if any comments or address change   [  ]
have been noted on the reverse side of this card.

       RECORD DATE SHARES:

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                        Annual Meeting of Stockholders
                                April 24, 1996
               Proxy Solicited on Behalf of Board of Directors
The undersigned holder of shares of Series A and/or Series B Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Goodwin, Procter & Hoar, LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Wednesday, April 24, 1996 at 2:00 P.M., and at any and all adjournments thereof, and thereat to vote all shares of Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark boxes in blue or black ink.

1. A. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below.
      Joseph L. Bower and Bernard J. Korman
   B. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the nominees listed below.
      Robert F. Birch, Richard E. Floor, Franco Modigliani and Ernest E.
      Monrad
(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
2. With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1996.
   FOR [ ] AGAINST [ ] ABSTAIN [ ]
3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

           (Continued and to be signed and dated on the reverse side.)

                               Dated: __________________________, 1996
                               ________________________________________
                                                 Signature

                               ________________________________________
                                                 Signature
                               Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ABOVE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.